Exhibit 10.16

FOURTH AMENDMENT AGREEMENT

Dated as of December 12, 2008

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

as Borrower,

GMAC MORTGAGE, LLC,

as Borrower,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES OF THE BORROWERS PARTY HERETO,

as Guarantors or Obligors,

and

GMAC LLC,

as Initial Lender and as Lender Agent

This FOURTH AMENDMENT AGREEMENT (this “Agreement”) dated as of December 12, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and, together with RFC, each a “Borrower” and, collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as Obligors (each, an “Obligor”), and GMAC LLC, a Delaware limited liability company, in its capacity as Initial Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors and Wells Fargo Bank, N.A (as amended and modified by the deletion and joinder of parties prior to the date hereof and as otherwise amended through November 25, 2008, the “Loan Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to confirm certain understandings with respect to Servicing Advance Factoring Sales and reporting of reinvestments, and to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the matters set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

MODIFICATIONS TO THE AFFECTED DOCUMENTS

SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Section 2.04(b) to the Loan Agreement is amended by replacing the phrase “tenth Business Day” with the phrase “eleventh Business Day”.

(b) Section 2.09 of the Loan Agreement is hereby amended by deleting the following sentence where it occurs therein:

“Notwithstanding anything else to the contrary contained herein, to the extent funds used to make any prepayment pursuant to this Section 2.09 constitute funds received in respect of the repayment of, or Net Cash Proceeds of Collateral Dispositions of, Primary Collateral consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances, any such amounts may only be reborrowed to the extent the proceeds of any such reborrowing are used to purchase Eligible Assets consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances that are concurrently designated as Primary Collateral in accordance with the terms of this Agreement.”

(c) Section 2.10(c) of the Loan Agreement is hereby amended by replacing the phrase “in each case within 120 days of the receipt of such Net Cash Proceeds” with the phrase “in each case within 180 days (in the case of Net Cash Proceeds of Servicing Advance Factoring Sales which occurred prior to the Fourth Amendment Date) or 120 days (in the case of all other Net Cash Proceeds) of the receipt of such Net Cash Proceeds”.

(d) Section 4.02(a) of the Loan Agreement is hereby amended by adding the following language at the end thereof:

“Funds on deposit in the Sales Proceeds Accounts (including funds consisting of Net Cash Proceeds of Collateral Dispositions on deposit in the Servicing Advances Accounts) shall be used to make mandatory repayments of Loans in accordance with Section 2.08(c) or reinvested in Reinvestment Collateral. To the extent that the Borrowers subsequently document in a manner acceptable to the Lender Agent in its discretion that funds were incorrectly deposited into a Sales Proceeds Account and used to repay Loans in accordance with Section 2.08(c), the Lender Agent will authorize the Borrowers to withdraw funds then on deposit in the Sales Proceeds Accounts in an amount equal to such incorrect deposit rather than use such funds to repay Loans as otherwise required by this Section 4.02(a) and Section 2.08(c).”

(e) Section 4.02(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

“The Borrowers shall designate one or more of the Sales Proceeds Accounts as “Servicing Advances Accounts”, and shall cause funds received in respect of the repayment of Primary Collateral consisting of Servicing P&I Advances, Servicing Corporate Advances and Servicing T&I Advances to be deposited in such Servicing Advances Accounts in accordance with Section 4.02(a). Provided that no Default has occurred and is continuing, the Borrowers may withdraw amounts on deposit in such accounts to acquire Reinvestment Collateral; provided further that the Borrowers may, from time to time, withdraw amounts on deposit in such accounts to make prepayments of any Loan in accordance with Section 2.09 (including the restrictions on reborrowing contained therein).”

(f) Section 6.01(j) to the Loan Agreement is amended in its entirety to read as follows:

“ (j) Accurate Reports. No written information, exhibit, financial statement, document, book, record, or report furnished or to be furnished or caused to be furnished by such Obligor to the Lender Agent or any Lender in connection with the Facility Documents was inaccurate in any material respect as of the date it was dated or (except as otherwise disclosed in writing to the Lenders or the Lender Agent at such time) as of the date so furnished, or contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided that any such inaccuracy, misstatement or omission in any Permanent Paydown Report not included in the Monthly Collateral Report or any daily report regularly provided to the Lender Agent in connection with this Loan Agreement shall not constitute a breach of this Section 6.01(j) if such calculation was prepared in good faith, based on the actual knowledge of the ResCap treasury group located in Minneapolis, MN available at the time and in accordance with ResCap’s general accounting and business policies as in effect as of the date such information was furnished.

(g) Section 7.01(g) to the Loan Agreement is amended by deleting the phrase “, a Reinvestment Schedule” therein.

(h) Section 7.01(o) to the Loan Agreement is amended in its entirety to read as follows:

“ (o) REO Property. With respect to any Primary Collateral consisting of REO Property (other than REO Property held by BCG), the Obligors will obtain a broker price opinion every ninety (90) days to the extent required under the Servicing Guidelines for so long as such Primary Collateral is retained.”

(i) Section 7.02(r) is hereby deleted in its entirety.

(j) Section 7.02(s) is hereby deleted in its entirety.

(k) The Loan Agreement is hereby amended by adding the following new Section immediately after Section 2.10:

“Section 2.11 Tracking of Paydown Amounts.

(a) From and after the Fourth Amendment Date, the Borrowers shall produce regular reports tracking on a daily basis the actual or scheduled permanent reductions in the Commitment Amount pursuant to Section 2.10(c) together with necessary supporting information in spreadsheet form (including, but not limited to, information about designated or acquired Reinvestment Collateral, Retained Proceeds, containing separate tracking of Net Cash Proceeds of Servicing Advance Factoring Sales and the then current Commitment Amount) (the “Permanent Paydown Report”). The Permanent Paydown report shall be in the form previously provided to the Lender Agent, which form may be periodically changed by the Borrowers from time to time; provided that after any such changes, the Lender Agent may request reasonable modifications to the modified form to clarify or maintain the information provided in such Report prior to the Borrower’s changes. The Borrowers shall provide the current Permanent Paydown Report at any time to the Lender Agent at the Lender Agents request, and shall in any event provide a Permanent Paydown Report to the Lender Agent at least once in each calendar week. A Permanent Paydown Report shall be delivered in connection with each Monthly Collateral Report, and such Permanent Paydown Report shall be included in any certifications in connection with the Monthly Collateral Report. If any Lender shall question the validity of the dates or amounts of any actual or scheduled permanent reductions in the Commitment Amount pursuant to Section 2.10(c) reported in a Permanent Paydown Report, the Borrowers shall work with the Lender Agent in good faith to resolve such question; provided that if such question cannot be resolved in 30 days, the determination of the Lender Agent as to the disputed information shall govern and be binding on the parties hereto.

(b) The Borrowers hereby certify that (i) as of and through the opening of business on the Fourth Amendment Date, the aggregate reductions in the Commitment Amount since June 4, 2008 pursuant to Section 2.10(c) equaled $358,551,953 and (ii) as of the Fourth Amendment Date, the Commitment Amount is $3,141,448,047.

(c) For the avoidance of doubt, for the purposes of determining actual or scheduled permanent reductions in the Commitment Amount pursuant to Section 2.10(c), the value of any Reinvestment Collateral which is designated or acquired by any Obligor shall be attributed to the oldest Prepayment Amount that remains outstanding in order to reduce the potential reduction in the Commitment Amount as contemplated under Section 2.10(c) and that is associated with such Prepayment Amount; provided however that the value of any Reinvestment Collateral which is designated or acquired by any Obligor consisting of Servicing P&I Advances, Servicing Corporate Advances and Servicing T&I Advances may be applied to the oldest Prepayment Amount or oldest outstanding Collateral Disposition consisting of Servicing Advance Factoring Sales as reported in the Permanent Paydown Report.”

SECTION 2.2 Amendments to Definitions. The following definitions in Schedule 1.01 to the Loan Agreement are hereby amended as follows:

(a) The definition of “Applicable Deposit Date” is hereby amended in its entirety to read as follows:

“Applicable Deposit Date” means, in the case of any Net Cash Proceeds of a Collateral Disposition or Collections relating to an Asset, (a) the day such funds are received if such Net Cash Proceeds or Collections exceed $100,000,000 or (b) in all other cases, either five Business Days (in the case of Collections on, or Net Cash Proceeds of Collateral Dispositions of, REO Property, or relating to the English Note or the Dutch Note) or three Business Days (in the case of Collections on, or Net Cash Proceeds of Collateral Dispositions of, any other Collateral) after such funds are received.

(b) The definition of “Deferral Period” is hereby deleted in its entirety.

(c) The definition of “Mandatory Repayment Date” is hereby amended in its entirety to read as follows:

“Mandatory Repayment Date” means, with respect to any Collateral Disposition, the Business Day immediately following the Business Day the Net Cash Proceeds of such Collateral Disposition are deposited, or should have been deposited, in the applicable Sales Proceeds Account; provided, however, that to the extent that a Collateral Disposition occurring prior to the Fourth Amendment Date consists of a Servicing Advance Factoring Sale, the Mandatory Repayment Date with respect to such Collateral Disposition shall be 180 days after the date of such Collateral Disposition; provided further that to the extent that a Collateral Disposition occurring after the Fourth Amendment Date but prior to January 28, 2009 consists of a Servicing Advance Factoring Sale, the Mandatory Repayment Date with respect to such Collateral Disposition shall be the earlier of February 1, 2009 or 120 days after the date of such Collateral Disposition.

(d) The definition of “Reinvestment Collateral” is hereby amended in its entirety to read as follows:

“Reinvestment Collateral” means (i) Eligible Assets acquired as Permitted Consideration for a Collateral Disposition, (ii) Servicing P&I Advances, Servicing Corporate Advances and Servicing T&I Advances arising under an Eligible Servicing Advances Agreement and (iii) other Eligible Assets acquired with Net Cash Proceeds of a Collateral Disposition or otherwise designated by the Borrowers as new Primary Collateral or Supporting Assets to replace the assets subject to a Collateral Disposition, which Reinvestment Collateral shall be included in any Permanent Paydown Reports; provided that the failure to include such Reinvestment Collateral on any Permanent Paydown Report shall not relieve the Obligors of any of their obligations to treat assets acquired as Permitted Consideration for a Collateral Disposition or with Net Cash Proceeds of a Collateral Disposition as Primary Collateral or to comply with the provisions of the Facility Documents relating to Primary Collateral.

(e) The definition of “Servicing Advance Exception End Date” is hereby deleted in its entirety.

(f) The definition of “Servicing Advance Exception Funds” is hereby deleted in its entirety.

(g) The definition of “Servicing Advance Exception Limit” is hereby deleted in its entirety.

SECTION 2.3 New Definitions. Schedule 1.01 to the Loan Agreement is hereby amending by adding the following new definitions in the appropriate alphabetical location therein:

“Agency” means Freddie Mac, Fannie Mae or Ginnie Mae.

“Permanent Paydown Report” has the meaning set forth in Schedule 2.11(a).

“Fourth Amendment Date” means December 12, 2008.

“Servicing Guidelines” means the policies and procedures of ResCap, its Subsidiaries and subservicers in servicing Mortgage Loans and REO properties, which policies and procedures meet the parameters set forth in Section 7.01(p).

SECTION 2.4 Amendment to Collateral Value Calculation. Schedule 2.04 to the Loan Agreement is hereby amended by amending clause (s) contained therein in its entirety to read as follows:

“ (s) 50% of the Value of REO Property owned by REO Owner or Model Homes owned by MHF or its Subsidiary, provided in each case that such ownership interest has been submitted for recordation in the applicable real estate records.”

SECTION 2.5 Amendment to Required Reports. Schedule 7.01(g) to the Loan Agreement is hereby amended by (a) replacing the phrase “tenth Business Day” with the phrase “eleventh Business Day” and (b) adding as a new item “Permanent Paydown Report”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the date hereof provided that the Lender Agent shall have, in form and substance satisfactory to them, received an original counterpart (or counterparts) of this Agreement executed by each of the parties hereto.

ARTICLE IV

THIRD AMENDMENT, CANADIAN ENTITIES DISSOLUTION, NOTICE,

RESERVATION OF RIGHTS, CONFIRMATION, ACKNOWLEDGEMENT, RELEASE

AND REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Correction of Third Amendment. Each of the parties hereto were party to the Third Amendment Agreement, dated November 25, 2008 (the “Third Amendment”) to the Loan Agreement, and each of the parties hereto hereby acknowledges and agrees that the Third Amendment contained an inadvertent omission, and that the Third Amendment was intended to include the language set forth in the change pages attached hereto as Exhibit A to this Agreement, and hereby acknowledges and agrees that the Third Amendment, as so corrected, accurately represents the intent of the parties to the Third Amendment.

SECTION 4.2 Consent to Dissolution of Canadian entities. Each of the Obligors hereby represent, warrant and agree that Residential Funding of Canada Finance ULC (“RFOC”) and RFOC Financeco ULC (“Financeco”, and together with RFOC, the “Canadian ULCs”) (i) do not have, and are not expected to have, any material assets, (ii) do not own or have title to, and will not own or have title to, any Primary Collateral and (iii) are not Obligors. By their signature hereto and in reliance on the foregoing, the Lender Agent and the Lender hereby consent to the dissolution of the Canadian ULCs.

SECTION 4.3 Notice. Each Obligor hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Facility Documents with respect to the execution of this Agreement.

SECTION 4.4 Reservation of Rights. The Obligors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Loan Agreement by GMAC LLC and GMAC LLC’s or the Lender Agent’s consent thereto either before or after the Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by GMAC LLC or the Lender Agent under any of the Facility Documents, (y) the acceptance by any Lender or the Lender Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by GMAC LLC or the Lender Agent to amend any of the Facility Documents without all required approvals or related certification. The Obligors each hereby further acknowledge and agree that GMAC LLC and the Lender Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 4.5 Confirmation of the Subject Documents. The Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor ratifies and reaffirms (a) its grant of a security interest in all the Collateral (as defined in the Loan Agreement) pledged by it, and represents, confirms and agrees that such security interest is a first priority perfected security interest (subject in the case of Collateral under the Revolving Loan Agreement to Approved Exceptions) securing all Obligations (as defined in the Loan Agreement) and (b) all of its other obligations under the Facility Documents executed and delivered by it.

SECTION 4.6 Representations and Warranties. By its signature hereto, each Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents (as amended hereby) are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date, and except for matters that have been disclosed to the Lender Agent in writing; it being understood that solely for the purpose of this Agreement and as of the date hereof, the Obligors shall not be required to make the representation and warranty set forth in Section 6.01(h) of the Loan Agreement.

(b) No Default (as defined in the Loan Agreement) has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC,
as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE, LLC,
as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-1	Fourth Loan Agreement Amendment

GMAC LLC,
as Lender Agent and as Initial Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

S-2	Fourth Loan Agreement Amendment

Acknowledged and Agreed:

RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC-RFC HOLDING COMPANY, LLC,
as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL, LLC,
as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-3	Fourth Loan Agreement Amendment

Acknowledged and Agreed:

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT I, LLC,
as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

S-4	Fourth Loan Agreement Amendment

DOA HOLDING PROPERTIES, LLC,
as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

RFC ASSET HOLDINGS II, LLC,
as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

EQUITY INVESTMENT IV, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

S-5	Fourth Loan Agreement Amendment

AMERILAND, LLC,
as Obligor

By:	REG-PFH, LLC, its sole member

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

REG-PFH, LLC, as Obligor

By:	/s/ Donald Pierce
Name:	Donald Pierce
Title:	Vice President

HOME CONNECTS LENDING SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMACR MORTGAGE PRODUCTS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-6	Fourth Loan Agreement Amendment

DITECH, LLC,
as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-7	Fourth Loan Agreement Amendment

RFC ASSET MANAGEMENT, LLC
as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Obligor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Obligor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-8	Fourth Loan Agreement Amendment

Exhibit A to Fourth Amendment

[Change Pages to Third Amendment]

(i) the principal amount of each Servicing Corporate Advance, Servicing P&I Advance and Servicing T&I Advance (collectively, “Servicing Advances”) that was the subject of Servicing Advance Factoring Sales from the start of the Deferral Period to the date hereof, and the sum of all such principal amounts;

(ii) the Net Cash Proceeds of each such Servicing Advance Factoring Sale, and the sum of all such proceeds;

(iii) the date and amount of all collections on such Servicing Advances received by GMAC, as purchaser of such Servicing Advances;

(iv) the extent to which such Net Cash Proceeds have been reinvested in new Servicing Advances that became Reinvestment Collateral, no less frequently than on a monthly basis, the aggregate amount of all such reinvestments and, in the case of certain Servicing T&I Advances and Servicing Corporate Advances that became Reinvestment Collateral, the date and amount of each such reinvestment and the related Servicing Advances;

(v) extent to which any such Servicing Advances included in Reinvestment Collateral were the subject of subsequent Servicing Advance Factoring Sales, and the date and amount of each such sale;

(vi) the aggregate amount of Net Cash Proceeds of Servicing Advance Factoring Sales that have not been reinvested in Servicing Advances;

(vii) the aggregate amount of such Net Cash Proceeds that have been deposited in the Sales Proceeds Account, including any portion of such amount applied to the repayment of Loans pursuant to Section 2.08(c) of the Loan Agreement; and

(viii) the aggregate amount of such Net Cash Proceeds that have not been reinvested in Servicing Advances that became Reinvestment Collateral or applied to the repayment of Loans.

SECTION 2.2 Deferral Period. The date “December 1, 2008” appearing in clause (i) of the definition of “Deferral Period” is hereby deleted and replaced with the date “December 12, 2008”.

SECTION 2.3 Mandatory Repayment Date. The date “December 1, 2008” as it appears in the definition of “Mandatory Repayment Date” is hereby deleted each time it occurs therein and replaced with the date “December 12, 2008”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the date hereof provided that the Lender Agent